UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09005

Name of Registrant: Vanguard Massachusetts Tax-Exempt Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2009 – November 30, 2010

Item 1: Reports to Shareholders

Vanguard Massachusetts
Tax-Exempt Fund Annual Report

November 30, 2010

> After generating exceptional results a year ago, tax-exempt municipal bonds generally posted low- to mid-single-digit returns for the 2010 fiscal year.

> Vanguard Massachusetts Tax-Exempt Fund returned more than 3% in the 12 months ended November 30, 2010, lagging the returns of its comparative standards.

> The fund’s long-term performance remained ahead of the average result for competing Massachusetts funds.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2010

		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yields	Yields	Returns	Returns	Returns
Vanguard Massachusetts Tax-Exempt Fund	3.06%	4.97%	3.80%	-0.39%	3.41%
Barclays Capital 10 Year Municipal Bond Index					5.51
Massachusetts Municipal Debt Funds Average					4.07
Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 35% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Your Fund’s Performance at a Glance
November 30, 2009 , Through November 30, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Massachusetts Tax-Exempt Fund	$10.19	$10.15	$0.386	$0.000

Chairman’s Letter

Dear Shareholder,

Traditionally, municipal bonds have been seen as the investment equivalent of your grandfather’s sedan—staid but generally safe and reliable. After staging an impressive recovery a year ago, munis were indeed fairly steady in the 2010 fiscal year—until a late-summer rally, which was followed by a sharp reversal. November was the most volatile month in the municipal market since the financial crisis erupted in the fall of 2008.

Still, despite a decline of more than 2% in November, Vanguard Massachusetts Tax-Exempt Fund returned more than 3% for the 12 months ended November 30. Because of its high-quality orientation, the fund lagged the average return of its Massachusetts peer group. Many of the fund’s competitors, along with the index, benefited from the market’s sizable appetite for risk during much of 2010.

On November 30, the fund’s 30-day SEC yield was 3.06%, down from 3.20% a year earlier. The taxable-equivalent yield was 4.97% for investors in the highest federal income tax bracket.

Note: The fund is permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of November 30, the fund owned no securities that would generate income distributions subject to the AMT.

Bonds produced good returns amid fiscal and monetary drama
Although global stock markets produced superior returns, bond markets provided the more dramatic setting in the past year. The yield of the 10-year U.S. Treasury note declined sharply as a variety of forces— including Europe’s sovereign debt crisis and anticipation that the Federal Reserve would begin a new round of Treasury buying—drove investors into low-yielding government bonds.

The municipal bond market contended with somewhat sensational headlines about the strains on state and local budgets, and also with changes in the composition of the bond supply, resulting largely from the fast-growing issuance of Build America Bonds (BABs). The broad U.S. bond market returned about 6% for the full year, while the tax-exempt municipal market returned almost 5%.

As bond prices rise and yields decline, the opportunity for continued strength in the bond market diminishes. Near the end of the period, prices retreated in both the taxable and tax-exempt markets. The Fed’s target for short-term interest rates remained near zero throughout the period, keeping money market fund returns at historical lows.

Periods of strength and weakness added up to solid stock returns
Stock prices followed a tortuous path to solid 12-month gains. Strength at the start of the year was followed by a summer of weakness and then an autumn revival. The

Market Barometer

		Average Annual Total Returns
		Periods Ended November 30, 2010
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	6.02%	6.39%	6.23%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	4.76	4.86	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.79	2.36

Stocks
Russell 1000 Index (Large-caps)	11.48%	-4.66%	1.30%
Russell 2000 Index (Small-caps)	26.98	-0.37	2.79
Dow Jones U.S. Total Stock Market Index	13.39	-3.88	1.84
MSCI All Country World Index ex USA (International)	5.69	-7.41	4.69

CPI
Consumer Price Index	1.14%	1.35%	2.06%

broad U.S. stock market returned more than 13% for the period. Non-U.S. markets had a more modest return approaching 6%, restrained by the fiscal and political dramas in Europe and the dollar’s gains relative to the euro.

A volatile second half crimped full-year returns
The municipal bond market was relatively stable in the first half of the year, in part because investors favored the higher yields available from longer-term securities rather than the rock-bottom interest rates on money market funds. The second half, however, was turbulent. Bond prices rallied in July and even more in August—thanks in part to a relatively light supply of new tax-exempt bonds, the possibility of higher federal income tax rates after 2010, and slow economic growth, which kept a lid on interest rates. In late August, yields fell to three-decade lows across many maturities in the broad municipal market.

November saw a dramatic turnabout, driven in part by the potential implications of election results, the Fed’s second round of Treasury bond purchases, and some (briefly) encouraging jobs reports pointing to a stronger economy and possibly higher interest rates. As Treasury yields rose, tax-exempt bond yields also climbed—and prices fell. In November, the tax-exempt yields of several maturities of AAA-rated general-obligation tax-exempt bonds rose above those of comparable-term taxable Treasuries—an atypical relationship not seen since spring 2009.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Massachusetts Tax-Exempt Fund	0.17%	1.18%

The fund expense ratio shown is from the prospectus dated March 29, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2010, the fund’s expense ratio was 0.17%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Massachusetts Municipal Debt Funds.

Fiscal strains posed challenges; BABs helped ease the pain
The muni market’s ups and downs took place against a backdrop of fiscal challenges. Even as state revenue collections began to rebound after the worst financial setbacks since the Great Depression, the budget gaps faced by many states and municipalities remained sobering.

The revenue recovery began earlier in Massachusetts than in some other states, in part because of the August 2009 increase in the sales tax rate from 5.0% to 6.25%. In November 2010, Commonwealth voters approved elimination of the sales tax on alcoholic beverages, but rejected a proposal to cut the overall sales tax to 3.0%, fearing the possible cuts in public services that could ensue. Gearing up for the annual revenue hearing in mid-December, lawmakers noted that, although revenue collections were up, so too was enrollment in Medicaid programs—and a sizable deficit remains. Meanwhile, the unemployment rate fell from more than 9% for much of 2010 to just over 8% at the end of the fiscal year.

The fiscal crunch has been tempered somewhat by the generous federal interest rate subsidies available through the Build America Bonds program, which has its roots in the difficulties faced by state and local borrowers during the nation’s financial crisis. (Your fund does not hold these bonds because they are taxable.) More than $165 billion of BABs have been issued nationwide since

Total Returns
Ten Years Ended November 30, 2010

Average
Annual Return
Massachusetts Tax-Exempt Fund	4.90%
Barclays Capital 10 Year Municipal Bond Index	5.57
Massachusetts Municipal Debt Funds Average	4.22
Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

the program was introduced in early 2009 as part of the federal stimulus package. BABs have affected your fund because they have slowed the issuance of tax-exempt bonds: In calendar year 2010 through November, tax-exempt supply fell to its lowest level in about a decade. This shortage, especially in bonds of longer maturities, led investors to bid up tax-exempt prices—at least, until November.

Although issuers in Massachusetts have not been among the heaviest users of BABs, they were part of the late-year stampede of borrowers seeking to take advantage of the expiring interest rate subsidy. [Congress allowed the BABs program to expire as scheduled on December 31. With borrowers rushing to beat the deadline, taxable municipal bond issuance nationwide during December appeared on target to exceed tax-exempt issuance for the first month ever.]

For more information on the fund’s positioning and performance during the past year, please see the Advisor’s Report following this letter.

A conservative approach has proven its worth
Over the years, the fund’s advisor, Vanguard Fixed Income Group, has focused on high-quality tax-exempt securities. This approach, along with disciplined portfolio management and low costs, has rewarded shareholders. For the ten years ended November 30, 2010, the fund’s average annual return exceeded the average return of competing funds by 0.68 percentage point—a meaningful edge in the world of fixed income investing.

Shareholders have also benefited from the advisor’s stringent credit analysis, a Vanguard hallmark. As fiscal fortunes have diverged, it has become harder for individual investors to evaluate the creditworthiness of a wide range of municipal borrowers. Because there are no remaining AAA-rated insurance companies, investors can’t look to guarantees to provide assurance. In addition, a nationwide “recalibration” of municipal bond ratings by two major credit-rating agencies has blurred some of the distinctions among issuers. These factors underscore the importance of the objective insights of Vanguard’s experienced team of credit analysts, who work closely with our portfolio managers and traders.

Diversification and credit analysis aren’t likely to go out of style
Because twists and turns in the bond markets are often as unpredictable as those in the stock markets, we encourage you to diversify your bond holdings, consistent with the investment objectives and principles you consider in managing all of your assets. And always keep in mindthe importance of skilled credit analysis. Vanguard Massachusetts Tax-Exempt Fund can help by offering you a low-cost, diversified portfolio of Massachusetts securities that meet the high standards of our credit analysts.

Many investors are concerned about what may happen to their bond portfolios if interest rates rise. Conventional wisdom might suggest reallocating some of those assets into shorter-maturity bond funds, which are often thought to be less sensitive to changes in interest rates. Recent Vanguard research, however, underscores the benefits of maintaining a broadly diversified fixed income portfolio regardless of the future direction of interest rates. In fact, our research suggests that greater uncertainty about the outlook for economic growth, the deficit, inflation, and interest rates supports more fixed income diversification, not less.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 14, 2010

Advisor’s Report

For the fiscal year ended November 30, 2010, Vanguard Massachusetts Tax-Exempt Fund returned 3.41%, trailing the result for its diversified Barclays Capital index benchmark and the average return of competing Massachusetts funds.

The investment environment
A look at tax-exempt yields at the start and end of the fiscal year—shown in the table below—does not do justice to the unusual degree of volatility that the municipal bond market experienced as the year drew to a close.

Until November, the period was characterized by a general slide in yields across the maturity curve, but for different reasons. The Federal Reserve kept interest rates—and, in effect, the returns on money market funds—near zero throughout the year. Scrambling for higher yields, investors turned to intermediate-term municipals, pushing up their prices and pushing down their yields. (As you know, bond prices and yields are inversely related.)

Among the longest-term tax-exempt bonds, demand clashed with a shortage of supply as states and local governments took advantage of federal subsidies to issue taxable municipal bonds, known as Build America Bonds (BABs). In Massachusetts, about 17% of the approximately $14 billion in bonds issued by state and local governments during the fiscal year were BABs (excluding a nearly $1 billion Commonwealth BAB issued December 1, 2009, but counted

Yields of Tax-Exempt Municipal Bonds
(AAA-Rated General-Obligation Issues)

	November 30,	November 30,
Maturity	2009	2010
2 years	0.61%	0.60%
5 years	1.50	1.36
10 years	2.78	2.79
30 years	4.28	4.28
Source: Vanguard.

in the previous fiscal year). The temporary BABs program, designed to help fiscally stressed states and municipalities reduce debt financing costs, came into existence because of the early-2009 federal stimulus program and was designed to expire on December 31, 2010. Another December 31 deadline—the scheduled expiration of federal tax breaks—spurred demand for tax-exempt securities as uncertainty persisted about what Congress might do. [The BABs program ended on schedule, while the reduced tax rates were extended for two years.]

In August and September, municipal yields reached historical lows. In the final month of the fiscal year, however, the slide in yields (money market funds excepted) abruptly reversed, erasing all or much of the decline, depending on maturity, of the preceding 11 months. November turned out to be the most volatile month for municipal bonds since the height of the financial crisis in the fall of 2008. A new mix of factors led to a sell-off, with many investors moving assets from municipal bond funds to alternatives such as tax-exempt money market funds, despite their scant yields. The volatility and fund outflows continued in December.

November opened with the midterm elections, the results of which led many investors to expect that federal tax cuts would be extended. Immediately afterward, the Federal Reserve announced its widely anticipated program to purchase huge quantities of Treasury bonds, an action intended to stimulate the economy by lowering long-term interest rates. Nonetheless, Treasury yields rose in response to economic data suggesting a possibility of inflation to come. Muni yields followed.

Further upward pressure on yields in November came from expectations of swelling new-issue supply and sales of bonds by mutual funds that needed to raise cash for redemptions. (The Vanguard municipal bond funds have had adequate reserves to meet redemptions.) As of November 30, the yields of longer-term tax-exempt municipal bonds had risen above those of taxable Treasuries, an inversion of the typical pattern.

Management of the fund
The turbulence that characterized the municipal bond market as the fiscal year ended did not reflect a material change in the credit fundamentals of bond issuers. State and local governments remain under great fiscal stress, of course, although the recession technically ended in June 2009. As in previous economic recoveries, the municipal sector tends to lag the general economy because time is needed for higher personal and business income to flow through the tax system. The road to improvement is likely to be longer than usual because of the depth of the recent recession, the worst since the Great Depression.

For this and other reasons, investors are understandably concerned about the health of muni-bond issuers and their ability to make principal and interest payments on time. That is why close monitoring of the financial condition of state and local governments has always been a crucial component of our investment activities.

Vanguard’s highly experienced credit analysts review each potential addition to our portfolios and reject those that don’t pass our rigorous evaluation process.

In view of the uncertainties surrounding the pace of the economic recovery, we held the Massachusetts Tax-Exempt Fund at a neutral average weighted duration compared with its benchmark index. As a consequence, interest rate positioning had no significant impact on the fund’s performance during this fiscal year.

Outlook
We expect to see more headlines citing the plight of state and local governments, and more comparisons between the states and European nations facing fiscal stress. We are confident, however, that states and municipalities will make the tough and unpleasant decisions about tax and service levels necessary to balance their budgets in the short term and address longer-term challenges, such as adequately funding retiree benefits. It’s a process that likely won’t be smooth, in the give-and-take of the political arena.

Nonrenewal of the BABs program would imply more tax-exempt issuance in 2011, especially in the long-term portion of the municipal market. If this happens, the additional supply could produce lower prices and higher yields at the long end of the yield curve.

Marlin G. Brown, Portfolio Manager

Christopher W. Alwine, CFA, Principal, Head of Municipal Money Market and Bond Groups

Vanguard Fixed Income Group

December 22, 2010

Massachusetts Tax-Exempt Fund

Fund Profile
As of November 30, 2010

Financial Attributes
		Barclays	Barclays
		10 Year	Municipal
		Municipal	Bond
	Fund	Index	Index
Number of Bonds	233	8,595	46,372
Yield to Maturity
(before expenses)	3.3%	3.3%	3.5%
Average Coupon	4.9%	4.9%	5.0%
Average Duration	7.1 years	7.3 years	8.4 years
Average Effective
Maturity	7.8 years	9.9 years	13.4 years
Ticker Symbol	VMATX	—	—
Expense Ratio[1]	0.17%	—	—
30-Day SEC Yield	3.06%	—	—
Short-Term
Reserves	4.3%	—	—

Volatility Measures
	Barclays
	10 Year	Barclays
	Municipal	Municipal
	Index	Bond Index
R-Squared	0.92	0.98
Beta	0.99	1.04
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year		7.6%
1 - 3 Years		11.1
3 - 5 Years		19.3
5 - 10 Years		42.3
10 - 20 Years		12.8
20 - 30 Years		6.7
Over 30 Years		0.2

Distribution by Credit Quality (% of portfolio)
AAA		38.6%
AA		40.9
A		15.8
BBB		3.4
BB		0.1
Not Rated		1.2
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratio shown is from the prospectus dated March 29, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2010, the expense ratio was 0.17%.

Massachusetts Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2000, Through November 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2010
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Massachusetts Tax-Exempt Fund	3.41%	4.23%	4.90%	$16,137
Barclays Capital Municipal Bond Index	4.76	4.67	5.30	16,754
Barclays Capital 10 Year Municipal
Bond Index	5.51	5.40	5.57	17,200
Massachusetts Municipal Debt Funds
Average	4.07	3.36	4.22	15,121

Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Massachusetts Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2000, Through November 30, 2010

				Barclays
				10 Year
				Municipal
				Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	5.08%	3.85%	8.93%	8.22%
2002	4.78	0.80	5.58	6.67
2003	4.51	2.19	6.70	6.88
2004	4.13	-0.88	3.25	4.03
2005	4.12	-0.59	3.53	3.01
2006	4.38	2.16	6.54	6.17
2007	4.18	-2.03	2.15	3.51
2008	4.00	-6.72	-2.72	-0.42
2009	4.42	7.94	12.36	12.67
2010	3.80	-0.39	3.41	5.51

Average Annual Total Returns: Periods Ended September 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Massachusetts
Tax-Exempt Fund	12/9/1998	4.36%	4.75%	4.38%	1.04%	5.42%

Massachusetts Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (98.7%)
Massachusetts (96.3%)
Beverly MA GO	5.250%	11/1/12 (14)	1,925	2,093
Beverly MA GO	5.250%	11/1/13 (14)	1,855	2,086
Boston MA Convention Center Revenue	5.000%	5/1/18 (2)	4,975	5,184
Boston MA GO	5.000%	2/1/12 (14)(Prere.)	3,765	3,962
Boston MA GO	5.000%	3/1/16	7,295	8,553
Boston MA Housing Authority Revenue	5.000%	4/1/23 (4)	2,000	2,053
Boston MA Housing Authority Revenue	5.000%	4/1/25 (4)	5,440	5,486
Boston MA Special Obligation Revenue
(Boston City Hospital)	5.000%	8/1/17 (14)	2,000	2,076
Boston MA Water & Sewer Commission Revenue	5.750%	11/1/13	295	319
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/25	3,725	4,112
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/30	1,000	1,074
Braintree MA GO	5.000%	5/15/27	4,000	4,308
Framingham MA Housing Authority Mortgage
Revenue (Beaver Terrace Apartments Project)	6.200%	2/20/21	900	946
Framingham MA Housing Authority Mortgage
Revenue (Beaver Terrace Apartments Project)	6.350%	2/20/32	2,000	2,118
Holyoke MA Gas & Electric Department Revenue	5.000%	12/1/21 (14)	2,395	2,424
Littleton MA GO	5.000%	1/15/22 (14)	1,280	1,316
Massachusetts Bay Transportation Authority
Assessment Revenue	5.000%	7/1/14 (Prere.)	5,000	5,701
Massachusetts Bay Transportation Authority
Assessment Revenue	5.250%	7/1/34	14,500	15,258
Massachusetts Bay Transportation Authority
General Transportation Revenue	6.200%	3/1/16	5,325	6,042
Massachusetts Bay Transportation Authority
Revenue Sales Tax	5.000%	7/1/12 (Prere.)	3,000	3,211
Massachusetts Bay Transportation Authority
Revenue Sales Tax	5.000%	7/1/18 (Prere.)	10,000	11,962
Massachusetts Bay Transportation Authority
Revenue Sales Tax	5.250%	7/1/22	3,500	4,041
Massachusetts Bay Transportation Authority
Revenue Sales Tax	5.250%	7/1/33	15,000	16,494
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/14	5,000	5,718
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/22	5,285	6,216
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/23	5,325	6,135

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/24	1,325	1,492
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/24	2,500	2,940
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/26 (14)	2,000	2,345
Massachusetts Bay Transportation Authority
Sales Tax Revenue	0.000%	7/1/29	1,020	428
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/29 (14)	3,000	3,445
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/33	3,850	4,233
Massachusetts Bay Transportation Authority
Sales Tax Revenue TOB VRDO	0.380%	12/7/10	2,900	2,900
Massachusetts College Building
Authority Revenue	0.000%	5/1/17 (10)	3,340	2,728
Massachusetts College Building
Authority Revenue	5.000%	5/1/38 (12)	10,000	10,161
Massachusetts Department of Transportation
Metropolitan Highway System Revenue VRDO	0.300%	12/7/10	800	800
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/18	2,000	2,172
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/20	3,105	3,269
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/22	1,985	2,056
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/23	1,710	1,761
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/19	500	575
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/29	680	711
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/40	2,000	2,024
Massachusetts Development Finance Agency
Revenue (Boston University)	6.000%	5/15/29 (2)	1,400	1,613
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	10/1/35 (2)	2,000	2,002
Massachusetts Development Finance Agency
Revenue (Boston University)	5.375%	5/15/39	1,575	1,613
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	7/1/42	5,000	5,028
Massachusetts Development Finance Agency
Revenue (Boston University) VRDO	0.260%	12/1/10 LOC	1,100	1,100
Massachusetts Development Finance Agency
Revenue (Boston University) VRDO	0.280%	12/1/10 LOC	1,000	1,000
Massachusetts Development Finance Agency
Revenue (Carleton-Willard Village)	5.250%	12/1/25	600	593
Massachusetts Development Finance Agency
Revenue (Carleton-Willard Village)	5.625%	12/1/30	550	544
Massachusetts Development Finance Agency
Revenue (College of Pharmacy & Allied
Health Services)	5.750%	7/1/13 (Prere.)	1,000	1,138
Massachusetts Development Finance Agency
Revenue (Combined Jewish Philanthropies of
Greater Boston Inc. Project)	5.250%	2/1/22	2,700	2,837

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Commonwealth Contract Assistance)	5.500%	2/1/40	2,160	2,309
Massachusetts Development Finance Agency
Revenue (Deerfield Academy)	5.000%	4/1/13 (Prere.)	1,500	1,649
Massachusetts Development Finance Agency
Revenue (Draper Laboratory)	5.750%	9/1/25	5,000	5,449
Massachusetts Development Finance Agency
Revenue (Emerson College)	5.000%	1/1/40	2,000	1,892
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	10/15/28	1,000	1,100
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.250%	2/1/34	1,000	1,092
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	10/15/40	2,000	2,117
Massachusetts Development Finance Agency
Revenue (Mount Holyoke College)	5.250%	7/1/31	4,000	4,015
Massachusetts Development Finance Agency
Revenue (Mount Holyoke College)	5.000%	7/1/36	1,500	1,522
Massachusetts Development Finance Agency
Revenue (Neville Communities)	6.000%	6/20/44	1,500	1,618
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.250%	10/1/33 (10)	3,000	2,764
Massachusetts Development Finance Agency
Revenue (Smith College)	5.000%	7/1/35	6,000	6,022
Massachusetts Development Finance Agency
Revenue (Suffolk University)	5.000%	7/1/30	3,000	2,808
Massachusetts Development Finance Agency
Revenue (Suffolk University)	5.125%	7/1/40	3,000	2,751
Massachusetts Development Finance Agency
Revenue (Western New England College)	5.875%	12/1/12 (Prere.)	540	588
Massachusetts Development Finance Agency
Revenue (Western New England College)	6.125%	12/1/12 (Prere.)	1,000	1,115
Massachusetts Development Finance Agency
Revenue (WGBH Educational Foundation)	5.000%	1/1/36 (12)	5,000	5,000
Massachusetts Educational Financing Authority
Education Loan Revenue	5.500%	1/1/17	3,000	3,366
Massachusetts GAN	5.125%	12/15/10	1,480	1,483
Massachusetts GAN	5.125%	12/15/12	1,750	1,757
Massachusetts GO	5.000%	9/1/12	2,170	2,333
Massachusetts GO	5.000%	11/1/14	3,275	3,726
Massachusetts GO	5.000%	12/1/14 (Prere.)	3,150	3,603
Massachusetts GO	5.000%	3/1/15 (Prere.)	10,000	11,556
Massachusetts GO	5.000%	3/1/15 (4)(Prere.)	5,250	6,067
Massachusetts GO	5.000%	9/1/15 (Prere.)	10,000	11,694
Massachusetts GO	5.000%	9/1/15 (Prere.)	2,000	2,339
Massachusetts GO	5.500%	10/1/15	17,990	21,247
Massachusetts GO	5.500%	11/1/17	5,000	6,051
Massachusetts GO	5.250%	8/1/18 (4)	5,060	6,027
Massachusetts GO	5.500%	10/1/18 (4)	10,200	12,345
Massachusetts GO	5.500%	10/1/18	4,955	5,997
Massachusetts GO	5.500%	8/1/19	5,000	6,043
Massachusetts GO	5.500%	10/1/19 (12)(2)	1,000	1,210
Massachusetts GO	5.500%	10/1/19 (2)	2,000	2,419
Massachusetts GO	5.500%	11/1/19 (4)	5,550	6,716
Massachusetts GO	5.000%	8/1/20	4,185	4,755
Massachusetts GO	5.250%	8/1/21	5,870	6,918

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts GO	5.000%	8/1/22	4,500	4,973
Massachusetts GO	5.250%	8/1/22	5,000	5,875
Massachusetts GO	5.500%	12/1/23 (2)	4,000	4,766
Massachusetts GO	5.000%	3/1/26	5,000	5,396
Massachusetts GO	5.000%	8/1/28	4,535	4,816
Massachusetts GO	5.500%	8/1/30 (2)	11,500	13,369
Massachusetts GO	5.000%	8/1/37 (2)	5,000	5,134
Massachusetts GO	5.000%	8/1/38	5,000	5,147
Massachusetts GO VRDO	2.932%	12/1/10	8,595	8,595
Massachusetts Health & Educational Facilities
Authority Revenue (Baystate Medical Center)	5.750%	7/1/33	5,000	5,032
Massachusetts Health & Educational Facilities
Authority Revenue (Berklee College of Music)	5.000%	10/1/26	6,255	6,470
Massachusetts Health & Educational Facilities
Authority Revenue (Berklee College of Music)	5.000%	10/1/27	5,575	5,727
Massachusetts Health & Educational Facilities
Authority Revenue (Boston Medical Center)	5.000%	7/1/19 (14)	50	50
Massachusetts Health & Educational Facilities
Authority Revenue (Boston Medical Center)	5.000%	7/1/28	3,000	2,719
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.000%	7/1/13	5,200	5,513
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.000%	7/1/28	2,000	1,923
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.125%	7/1/33	3,000	2,841
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.125%	7/1/38	4,000	3,740
Massachusetts Health & Educational Facilities
Authority Revenue (Caritas Christi
Obligated Group)	6.750%	7/1/12 (Prere.)	2,000	2,208
Massachusetts Health & Educational Facilities
Authority Revenue (Children’s Hospital)	5.500%	12/1/39	4,000	4,170
Massachusetts Health & Educational Facilities
Authority Revenue (Children’s Hospital) VRDO	0.300%	12/7/10 LOC	5,900	5,900
Massachusetts Health & Educational Facilities
Authority Revenue (Dana-Farber Cancer Institute)	5.000%	12/1/37	5,000	5,007
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	6.250%	4/1/20	1,000	1,288
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	12/15/21	2,000	2,374
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.125%	7/15/37	9,350	9,385
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	10/1/38	10,000	10,458
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University) VRDO	0.190%	12/1/10	2,500	2,500
Massachusetts Health & Educational Facilities
Authority Revenue (Henry Heywood
Memorial Hospital) VRDO	0.290%	12/1/10 LOC	3,965	3,965
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart
Gardner Museum)	5.000%	5/1/27	1,650	1,700
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart
Gardner Museum)	5.000%	5/1/28	2,780	2,845

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart
Gardner Museum)	5.000%	5/1/29	1,420	1,445
Massachusetts Health & Educational Facilities
Authority Revenue (Lahey Clinic Medical Center)	5.250%	8/15/37	8,000	7,820
Massachusetts Health & Educational Facilities
Authority Revenue (Massachusetts
General Hospital)	6.250%	7/1/12 (2)	165	170
Massachusetts Health & Educational Facilities
Authority Revenue (Milton Hospital)	5.500%	7/1/16	1,235	1,166
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/21	6,765	8,143
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/30	5,000	5,769
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.500%	7/1/32	5,000	5,964
Massachusetts Health & Educational Facilities
Authority Revenue (MIT) VRDO	0.270%	12/7/10	1,000	1,000
Massachusetts Health & Educational Facilities
Authority Revenue (Museum of Fine Arts) VRDO	0.280%	12/1/10	5,800	5,800
Massachusetts Health & Educational Facilities
Authority Revenue (New England Medical
Center Hospital)	5.375%	5/15/12 (Prere.)	2,580	2,753
Massachusetts Health & Educational Facilities
Authority Revenue (New England Medical
Center Hospital)	5.375%	5/15/12 (Prere.)	3,000	3,201
Massachusetts Health & Educational Facilities
Authority Revenue (New England Medical
Center Hospital)	5.375%	5/15/13 (3)	1,255	1,291
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/19	3,000	3,400
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/23	3,435	3,657
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/33	3,000	3,002
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)	5.250%	7/1/11	2,080	2,098
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)	5.250%	7/1/29	5,000	5,217
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)	5.000%	7/1/47	2,500	2,406
Massachusetts Health & Educational Facilities
Authority Revenue (Pool Loan Program) VRDO	0.290%	12/1/10 LOC	1,275	1,275
Massachusetts Health & Educational Facilities
Authority Revenue (Simmons College)	5.000%	10/1/13 (Prere.)	1,090	1,219
Massachusetts Health & Educational Facilities
Authority Revenue (Simmons College)	5.000%	10/1/13 (Prere.)	1,175	1,314
Massachusetts Health & Educational Facilities
Authority Revenue (Simmons College)	8.000%	10/1/39	2,500	2,810
Massachusetts Health & Educational Facilities
Authority Revenue (South Coast Health System)	5.000%	7/1/39	6,000	5,728
Massachusetts Health & Educational Facilities
Authority Revenue (Sterling & Francine Clark)	5.000%	7/1/36	5,500	5,553
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University)	5.250%	2/15/26	1,880	2,160

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University)	5.250%	2/15/30	2,000	2,013
Massachusetts Health & Educational Facilities
Authority Revenue (University of Massachusetts
Memorial Health Care Inc.)	5.250%	7/1/14 (2)	1,000	1,002
Massachusetts Health & Educational Facilities
Authority Revenue (University of Massachusetts
Memorial Health Care Inc.)	6.500%	7/1/21	5,000	5,056
Massachusetts Health & Educational Facilities
Authority Revenue (University of Massachusetts
Memorial Health Care Inc.)	6.625%	7/1/32	1,000	1,007
Massachusetts Health & Educational Facilities
Authority Revenue (University of Massachusetts)	5.125%	10/1/27 (14)	1,850	1,882
Massachusetts Health & Educational Facilities
Authority Revenue (University of
Massachusetts/Worcester)	5.125%	10/1/11 (Prere.)	435	452
Massachusetts Health & Educational Facilities
Authority Revenue (University of
Massachusetts/Worcester)	5.250%	10/1/12 (Prere.)	4,000	4,334
Massachusetts Health & Educational Facilities
Authority Revenue (University of
Massachusetts/Worcester)	5.125%	10/1/23 (14)	565	570
2 Massachusetts Health & Educational Facilities
Authority Revenue (Wellesley College)	5.000%	7/1/23	2,400	2,577
Massachusetts Health & Educational Facilities
Authority Revenue (Wellesley College) VRDO	0.190%	12/1/10	7,330	7,330
Massachusetts Health & Educational Facilities
Authority Revenue (Williams College)	5.000%	7/1/31	5,000	5,130
Massachusetts Health & Educational Facilities
Authority Revenue (Winchester Hospital)	5.250%	7/1/38	1,500	1,387
Massachusetts Housing Finance Agency
Single Family Housing Revenue	5.125%	12/1/28	4,000	4,105
Massachusetts Municipal Wholesale
Electric Co. Power System Revenue	5.250%	7/1/12 (14)	2,975	3,116
Massachusetts Municipal Wholesale
Electric Co. Power System Revenue	5.250%	7/1/13 (14)	3,255	3,391
Massachusetts Municipal Wholesale
Electric Co. Power System Revenue	5.250%	7/1/16 (14)	4,500	4,668
Massachusetts Port Authority Revenue	5.500%	7/1/16 (4)	4,000	4,649
Massachusetts Port Authority Revenue	5.000%	7/1/17 (4)	9,600	10,921
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/14 (4)	5,000	5,651
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/18 (4)	10,000	11,293
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/24 (4)	15,000	15,998
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/25 (4)	16,125	17,110
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/26 (4)	8,000	8,397
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/27 (14)	8,500	8,893
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/30 (4)	5,000	5,152
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	4.750%	8/15/32 (2)	9,360	9,386

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/37 (2)	13,500	13,776
Massachusetts Special Obligation
Dedicated Tax Revenue	5.750%	1/1/14 (Prere.)	4,000	4,551
Massachusetts Special Obligation
Dedicated Tax Revenue	5.500%	1/1/27 (14)	15,000	16,255
Massachusetts Special Obligation Revenue	5.000%	12/15/13 (4)	1,895	2,109
Massachusetts Turnpike Authority
Revenue (Metropolitan Highway System)	0.000%	1/1/20 (14)	3,000	1,958
Massachusetts Turnpike Authority
Revenue (Metropolitan Highway System)	0.000%	1/1/25 (14)	5,000	2,374
Massachusetts Turnpike Authority
Revenue (Metropolitan Highway System)	0.000%	1/1/28 (14)	7,000	2,715
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/13	7,550	8,436
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/15 (Prere.)	4,460	5,259
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	2/1/16	6,110	7,219
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/16	5,000	5,892
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/17	5,000	6,012
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/17	540	625
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/18	5,000	5,938
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/18	1,000	1,205
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/18	1,955	2,356
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/20	1,180	1,394
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/22	3,500	4,161
Massachusetts Water Pollution Abatement
Trust Revenue	5.375%	8/1/27	2,565	2,573
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/29	1,520	1,725
Massachusetts Water Pollution Abatement
Trust Revenue	5.500%	8/1/29	1,000	1,003
Massachusetts Water Pollution Abatement
Trust Revenue	5.750%	8/1/29	190	191
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/30	5,550	6,269
Massachusetts Water Resources
Authority Revenue	6.000%	12/1/11 (14)	1,455	1,493
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/15 (14)	3,000	3,501
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/19 (4)	7,000	8,356
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/20	5,510	6,365

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Water Resources
Authority Revenue	5.500%	8/1/22 (4)	1,490	1,799
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/31 (4)	1,000	1,104
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/34 (14)	8,000	8,228
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/35 (14)	14,000	14,358
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/35 (4)	1,310	1,416
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36 (2)	5,000	5,106
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36	11,370	11,611
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/36 (4)	2,520	2,721
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/39	2,000	2,057
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/40	3,000	3,093
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/41	7,990	8,143
Narragansett MA Regional School District GO	6.500%	6/1/13 (2)	1,210	1,228
Newton MA School District GO	4.500%	6/15/34	3,000	3,017
Pittsfield MA GO	5.000%	4/15/12 (14)(Prere.)	1,000	1,071
University of Massachusetts Building
Authority Revenue	6.875%	5/1/14 (ETM)	1,000	1,126
University of Massachusetts Building
Authority Revenue	5.000%	11/1/19	2,000	2,347
University of Massachusetts Building
Authority Revenue	5.000%	11/1/21 (2)	5,680	6,007
University of Massachusetts Building
Authority Revenue	5.000%	11/1/22 (2)	2,695	2,835
University of Massachusetts Building
Authority Revenue	5.000%	11/1/23 (2)	1,760	1,841
University of Massachusetts Building
Authority Revenue	5.000%	11/1/24 (2)	1,980	2,060
University of Massachusetts Building
Authority Revenue	5.000%	11/1/25 (2)	1,990	2,061
Worcester MA GO	5.500%	8/15/14 (14)	1,445	1,483
Worcester MA GO	5.500%	8/15/15 (14)	1,190	1,220
Worcester MA GO	5.250%	8/15/21 (14)	1,500	1,524
				946,743
Puerto Rico (2.1%)
Puerto Rico Electric Power Authority Revenue	5.500%	7/1/17 (14)	5,000	5,720
Puerto Rico GO	5.500%	7/1/19 (2)	2,250	2,408
Puerto Rico Highway & Transportation
Authority Revenue	5.500%	7/1/12 (3)	5,080	5,352
Puerto Rico Public Buildings Authority
Government Facilities Revenue	5.250%	7/1/12 (Prere.)	1,100	1,176
Puerto Rico Public Buildings Authority
Government Facilities Revenue	5.250%	7/1/36	400	392
Puerto Rico Public Finance Corp. Revenue	5.500%	2/1/12 (Prere.)	2,015	2,127
Puerto Rico Public Finance Corp. Revenue	5.500%	2/1/12 (Prere.)	665	702
Puerto Rico Public Finance Corp. Revenue	5.125%	6/1/24 (ETM)	2,155	2,417
				20,294

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Guam (0.2%)
Guam Economic Development & Commission
Authority Revenue	5.250%	6/1/32	2,135	1,982

Virgin Islands (0.1%)
Virgin Islands Public Finance Authority Revenue	5.250%	10/1/20	1,000	1,036
Total Tax-Exempt Municipal Bonds (Cost $950,047)				970,055
Other Assets and Liabilities (1.3%)
Other Assets				16,277
Liabilities				(3,206)
				13,071
Net Assets (100%)
Applicable to 96,878,992 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				983,126
Net Asset Value Per Share				$10.15

At November 30, 2010, net assets consisted of:

Amount
($000)
Paid-in Capital	972,984
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(9,864)
Unrealized Appreciation (Depreciation)
Investment Securities	20,008
Futures Contracts	(2)
Net Assets	983,126

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2010, the value of this security represented 0.3% of net assets.
2 Securities with a value of $752,000 have been segregated as initial margin for open futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) Berkshire Hathaway Assurance Corp.
(14) National Public Finance Guarantee Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Massachusetts Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2010
($000)
Investment Income
Income
Interest	38,725
Total Income	38,725
Expenses
The Vanguard Group—Note B
Investment Advisory Services	88
Management and Administrative	1,298
Marketing and Distribution	272
Custodian Fees	8
Auditing Fees	27
Shareholders’ Reports	8
Trustees’ Fees and Expenses	1
Total Expenses	1,702
Net Investment Income	37,023
Realized Net Gain (Loss)
Investment Securities Sold	1,593
Futures Contracts	(923)
Realized Net Gain (Loss)	670
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(5,554)
Futures Contracts	32
Change in Unrealized Appreciation (Depreciation)	(5,522)
Net Increase (Decrease) in Net Assets Resulting from Operations	32,171

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,023	33,380
Realized Net Gain (Loss)	670	(14)
Change in Unrealized Appreciation (Depreciation)	(5,522)	59,525
Net Increase (Decrease) in Net Assets Resulting from Operations	32,171	92,891
Distributions
Net Investment Income	(37,023)	(33,380)
Realized Capital Gain	—	—
Total Distributions	(37,023)	(33,380)
Capital Share Transactions
Issued	225,074	284,222
Issued in Lieu of Cash Distributions	28,284	25,094
Redeemed	(204,212)	(140,265)
Net Increase (Decrease) from Capital Share Transactions	49,146	169,051
Total Increase (Decrease)	44,294	228,562
Net Assets
Beginning of Period	938,832	710,270
End of Period	983,126	938,832

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.19	$9.44	$10.12	$10.33	$10.12
Investment Operations
Net Investment Income	.386	.401	.414	.424	.427
Net Realized and Unrealized Gain (Loss)
on Investments	(.040)	.750	(.680)	(.210)	.218
Total from Investment Operations	.346	1.151	(.266)	.214	.645
Distributions
Dividends from Net Investment Income	(.386)	(.401)	(.414)	(.424)	(.427)
Distributions from Realized Capital Gains	—	—	—	—	(.008)
Total Distributions	(.386)	(.401)	(.414)	(.424)	(.435)
Net Asset Value, End of Period	$10.15	$10.19	$9.44	$10.12	$10.33

Total Return[1]	3.41%	12.36%	-2.72%	2.15%	6.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$983	$939	$710	$684	$573
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.12%	0.13%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.75%	4.02%	4.17%	4.19%	4.22%
Portfolio Turnover Rate	18%	15%	29%	16%	5%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Notes to Financial Statements

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2010, the fund had contributed capital of $181,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Massachusetts Tax-Exempt Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of November 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	970,055	—
Futures Contracts—Assets[1]	44	—	—
Total	44	970,055	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year United States Treasury Note	March 2011	67	14,698	(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2010, the fund had available capital loss carryforwards totaling $9,021,000 to offset future net capital gains of $1,178,000 through November 30, 2015, $7,670,000 through November 30, 2016, and $173,000 through November 30, 2018.

The fund had realized losses totaling $845,000 through November 30, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

Massachusetts Tax-Exempt Fund

At November 30, 2010, the cost of investment securities for tax purposes was $950,892,000. Net unrealized appreciation of investment securities for tax purposes was $19,163,000, consisting of unrealized gains of $26,499,000 on securities that had risen in value since their purchase and $7,336,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2010, the fund purchased $219,861,000 of investment securities and sold $168,632,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended November 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	21,876	28,562
Issued in Lieu of Cash Distributions	2,749	2,511
Redeemed	(19,908)	(14,143)
Net Increase (Decrease) in Shares Outstanding	4,717	16,930

H. In preparing the financial statements as of November 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Massachusetts Tax-Exempt Funds and the Shareholders of Vanguard Massachusetts Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Massachusetts Tax-Exempt Fund (the “Fund”) at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 13, 2011

Special 2010 tax information (unaudited) for Vanguard Massachusetts Tax-Exempt Fund

This information for the fiscal year ended November 30, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2010

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Massachusetts Tax-Exempt Fund	5/31/2010	11/30/2010	Period
Based on Actual Fund Return	$1,000.00	$1,005.35	$0.85
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.22	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Moody’s Investors Service and Standard & Poor’s, and the higher rating for each issue is used.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008).	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components).	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	JamesM. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010).	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1680 012011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2010: $27,000
Fiscal Year Ended November 30, 2009: $24,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2010: $3,607,060
Fiscal Year Ended November 30, 2009: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2010: $791,350
Fiscal Year Ended November 30, 2009: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2010: $336,090
Fiscal Year Ended November 30, 2009: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2010: $16,000
Fiscal Year Ended November 30, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2010: $352,090
Fiscal Year Ended November 30, 2009: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

             (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
             (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 25, 2011

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 25, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.